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                                                                    Exhibit 23.2

                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated March 24, 1999, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-64707) and related Prospectus of The MIIX Group, Incorporated for the registration of 3,450,000 shares of its Common Stock.




/s/ Ernst & Young
  ----------------
New York, New York

July 9, 1999